[STATE STREET RESEARCH Logo]
                                            ALPHA FUND

                                            Investing in stocks for current
                                            income as well as long-term
                                            growth.



                                             Prospectus
                                             November 1, 1997
                                             (as supplemented January 21, 1998)


[sidebar text]


This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

Although these securities have been registered with the Securities and Exchange Commission, the commission has not judged them for investment merit and does not guarantee the accuracy or adequacy of the information in this prospectus. Anyone who informs you otherwise is committing a federal crime.

                             WHO MAY WANT TO INVEST


State Street Research Alpha Fund is designed for investors who seek one or both of the following:
* a conservative long-term investment that focuses on total return
* an investment combining dividend-paying stocks, convertible securities and lower-rated bonds

The fund is not appropriate for:
* investors who want to avoid even moderate volatility
* investors seeking either maximum growth or high income
* short-term investments
* emergency reserve money

The fund's shares will rise and fall in value. There is a risk that you could lose money by investing in the fund.

The fund cannot be certain that it will achieve its goal.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

                                    CONTENTS                               1
-------------------------------------------------------------------------------
            2      THE FUND
                   The fund's goal and strategy, main
                   risks, expenses and performance,
                   plus financial highlights

            12     YOUR ACCOUNT

               Managing your State Street Research
               investments

            12     Opening an Account

            12     Choosing a Share Class

            14     Sales Charges

            16     Policies for Buying Shares

            18     Policies for Selling Shares

            20     Account Policies

            21     Distributions and Taxes

            23     Investor Services



            24     FUND DETAILS
                    The fund's business structure and
                    dealer compensation, plus
                    additional policies

            26     OTHER SECURITIES & RISKS
                    Information on additional
                    portfolio securities and
                    practices, and the risks
                    associated with them

      Back Cover    For Additional Information

2                                    THE FUND




[chesspiece graphic] GOAL AND STRATEGY

FUNDAMENTAL GOAL The fund seeks to provide a high level of current income, and secondarily, long-term growth of capital, by investing primarily in common stocks that offer above-average dividend yields, and in convertible securities.

STRATEGY Under normal market conditions, the fund invests at least 65% of total assets in stocks and convertible securities. In selecting stocks, the fund takes a value approach, favoring companies that appear to be trading below their true worth. The fund also looks for companies that are established or that have the potential to pay increasing dividends. However, pursuing the growth aspect of its goal, the fund may also invest in stocks that do not currently pay dividends.

The fund may invest up to 35% of total assets in non-convertible corporate and government bonds, and in warrants. This includes up to 15% of total assets in junk bonds in the BB/Ba and B/B (Standard & Poor's/Moody's) major rating categories, and their unrated equivalents.

The fund may also invest in other securities, ranging from conservative stocks to aggressive investments of various types (more information, page 26). The fund adjusts the mix of securities in its portfolio as market conditions and economic outlooks change.

(traffic sign graphic) PORTFOLIO RISKS

Because the fund invests primarily in stocks, its major risks are those of stock investing, including sudden, unpredictable drops in value and the potential for periods of lackluster performance.

The fund's current investment approach, with its emphasis on midsize company value stocks and high-yield bonds, is different from the approach used by many equity income funds, which tend to favor large company stocks. As a result, the fund may perform somewhat differently than other equity income funds. The fund's value stock emphasis also means that the fund may underperform certain other stock funds (those emphasizing growth or momentum stocks, for example) during periods when value stocks are out of favor.

Because value investing involves the difficult task of identifying companies that will succeed in profiting from unique situations, the fund's performance is more dependent on the manager's abilities than is the case with many stock funds. Examples of unique situations include introducing a new product, undergoing a restructuring or attempting a financial turnaround.

To the extent that the fund invests in bonds, it takes on certain risks:

* A bond's issuer could default on principal or interest payments.

* Most types of bonds tend to fall in value when interest rates rise.

* Junk bonds are more risky than investment-grade bonds. Their issuers are less secure financially, and are more likely to be hurt by interest rate increases and declines in


[sidebar text]
(magnifying glass graphic) BONDS AND
                           INTEREST RATES

When interest rates go up, bond prices generally go down, causing the share price of any mutual fund that holds bonds to drop accordingly.

The reason is simple economics: new bonds issued after rates rise will offer higher yields, making older bonds with lower rates less attractive to investors. Discounting the prices of the older bonds effectively raises their yields, bringing them in line with the newer bonds. This principle works in reverse as well: when interest rates fall, bond prices go up.

In general, the longer a bond's duration or maturity, the more sensitive it will be to interest rate fluctuations.

   4                             The Fund continued
-------------------------------------------------------------------------------


the health of the issuer or the economy. Junk bonds have a higher risk of default and their market prices can be volatile.

* Convertible securities often follow the issuer's common stock price.

Information on other securities and risks appears on page 26.

A "snapshot" of the fund's investments may be found in the current annual or semiannual report (see back cover).


(Thinker graphic) INVESTMENT MANAGEMENT


The fund's investment manager is State Street Research & Management Company. The firm traces its heritage back to 1924 and the founding of one of America's first mutual funds. Today the firm has more than $45 billion in assets under management (as of June 30, 1997), including more than $12.9 billion in mutual funds.

Bartlett R. Geer has been responsible for the fund's day-to-day portfolio management since January 1992. A senior vice president, he has worked as an investment professional since joining the firm in 1981.

                                INVESTOR EXPENSES                            5
-------------------------------------------------------------------------------

                                                                                         Class descriptions begin on page 12
                                                                                         -----------------------------------
Shareholder fees are paid directly   Shareholder Fees(1) (% of offering price)         Class A    Class B   Class C(2)  Class S(2)
by investors.                        ----------------------------------------------------------------------------------------------
                                       Maximum front-end sales charge                   4.50       0.00       0.00       0.00
                                       Maximum deferred sales charge                    0.00(3)    5.00       1.00       0.00

Annual fund expenses are deducted    Annual Fund Expenses (% of average net assets)
from fund assets.                                                                      Class A    Class B   Class C     Class S
-----------------------------------------------------------------------------------------------------------------------------------
                                       Management fee                                   0.65       0.65       0.65       0.65
                                       Marketing (12b-1) fees(4)                        0.25       1.00       1.00       0.00
                                       Other expenses, after voluntary reduction(5)     0.35       0.35       0.35       0.35
                                                                                        ----       ----       ----       ----
                                       Total annual fund expenses,
                                       after voluntary reduction(5)                     1.25       2.00       2.00       1.00
                                                                                        ====       ====       ====       ====

EXAMPLE Here is what you would       Year                                              Class A   Class B(7)   Class C(7)   Class S
pay if you invested $1,000           ----------------------------------------------------------------------------------------------
over the years indicated. The           1                                                 $57      $70/$20      $30/$20       $10
example is for comparison only          3                                                 $83      $93/$63      $63/$63       $32
and does not represent the              5                                                 $111    $128/$108    $108/$108      $55
fund's actual expenses, either          10                                                $189    $213/$213    $233/$233     $122
past or future(6).

[footnote text]
(1)  Not charged on reinvestments or exchanges.

(2) Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C.

(3)  Except for investments of $1 million or more; see page 14.

(4) For share classes that have 12b-1 fees, long-term shareholders may pay more than the equivalent of the regulatory maximum sales charge.

(5) Without reduction, other expenses would have been 0.47%, 0.46%, 0.45% and 0.47%, and total expenses would have been 1.37%, 2.11%, 2.10% and 1.12% for Class A, B, C, and S respectively. If the subsidy is reduced or eliminated, which could happen at any time, performance would be reduced accordingly.

(6) Example assumes dividend reinvestment, hypothetical 5% annual return, maximum applicable sales charges and conversion of Class B shares to Class A after eight years.

(7) The first number assumes you sold all your shares at the end of the period, the second assumes you stayed in the fund.

   6                              FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------


The information in these tables has been audited by Price Waterhouse LLP, the fund's independent accountants. The top section of each table shows information for a single share of the fund. Total return figures assume reinvestment of all distributions.

                                                                          Years ended June 30
                                     ----------------------------------------------------------------------------------------------
Class A                              1988      1989      1990      1991      1992     1993       1994   1995(2)   1996(2)   1997(2)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
of year ($)                         10.35      8.93      9.87      9.83      8.33      9.19     10.79    10.87     11.70     13.85
                                   ------    ------    ------    ------    ------    ------    ------   ------    ------    ------
 Net investment income ($)*          0.53      0.47      0.55      0.45      0.39      0.44      0.24     0.28      0.23      0.33

 Net realized and unrealized
 gain (loss) on investments,
 foreign currency and
 forward contracts ($)              (0.82)     0.99      0.54     (1.08)     0.83      1.52      0.25     1.37      2.36      2.90
                                   ------    ------    ------    ------    ------    ------    ------   ------    ------    ------

Total from investment
operations ($)                      (0.29)     1.46      1.09     (0.63)     1.22      1.96      0.49     1.65      2.59      3.23
                                   ------    ------    ------    ------    ------    ------    ------   ------    ------    ------

 Dividends from net
 investment income ($)              (0.66)    (0.51)    (0.52)    (0.48)    (0.36)    (0.36)    (0.26)   (0.28)    (0.28)    (0.28)

 Distributions from
 capital gains ($)                  (0.47)    (0.01)    (0.61)    (0.39)       --        --     (0.15)   (0.54)    (0.16)    (1.94)
                                   ------    ------    ------    ------    ------    ------    ------   ------    ------    ------

Total distributions ($)             (1.13)    (0.52)    (1.13)    (0.87)    (0.36)    (0.36)    (0.41)   (0.82)    (0.44)    (2.22)
                                   ------    ------    ------    ------    ------    ------    ------   ------    ------    ------
Net asset value,
end of year ($)                      8.93      9.87      9.83      8.33      9.19     10.79     10.87    11.70     13.85     14.86
                                   ======    ======    ======    ======    ======    ======    ======   ======    ======    ======

Total return(3) (%)                 (2.35)    17.01     11.33     (6.51)    14.81     21.64      4.30    16.12     22.41     27.45

Ratios/supplemental data:

Net assets at end of year
($ thousands)                      30,315    40,411    49,842    45,233    51,585    28,995    40,484   37,327    44,464    71,087

Expense ratio (%)*                   1.50      1.50      1.50      1.50      1.50      1.50      1.50     1.42      1.25      1.25

Ratio of net investment income
to average net assets (%)*           5.91      5.20      5.43      5.30      4.27      3.76      2.42     2.55      1.78      2.43

Portfolio turnover rate (%)        163.00     87.43    106.40    131.43    102.39     80.42     73.96    67.50    111.13     63.33

Average commission rate ($)(6)        n/a       n/a       n/a       n/a       n/a       n/a       n/a      n/a    0.0140    0.0512

*Reflects voluntary assumption
 of fees or expenses per
 share in each year ($)              0.03      0.02      0.02      0.01      0.01      0.01      0.05     0.05      0.03      0.02

                                                                             7

                                                                        Years ended June 30
                                                -------------------------------------------------------------------------
Class B                                          1993(1)         1994         1995(2)           1996(2)           1997(2)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)          10.81           10.79         10.86            11.68             13.82
                                                -----           -----         -----            -----             -----
 Net investment income ($)*                      0.02            0.21          0.21             0.13              0.22

 Net realized and unrealized
 gain (loss) on investments, foreign
 currency and forward contracts ($)             (0.02)           0.21          1.38             2.36              2.89
                                                -----           -----         -----            -----             -----
Total from investment operations ($)             0.00            0.42          1.59             2.49              3.11
                                                -----           -----         -----            -----             -----
 Dividends from net investment income ($)       (0.02)          (0.20)        (0.23)           (0.19)            (0.18)

 Distributions from capital gains ($)              --           (0.15)        (0.54)           (0.16)            (1.94)
                                                -----           -----         -----            -----             -----
Total distributions ($)                         (0.02)          (0.35)        (0.77)           (0.35)            (2.12)
                                                -----           -----         -----            -----             -----
Net asset value, end of year ($)                10.79           10.86         11.68            13.82             14.81
                                                =====           =====         =====            =====             =====

Total return(3) (%)                              0.05(4)         3.79         15.43            21.60             26.45

Ratios/supplemental data:

Net assets at end of year ($ thousands)         1,060          10,752        16,130           25,543            71,986

Expense ratio (%)*                               2.00(5)         2.00          2.00             2.00              2.00

Ratio of net investment income
to average net assets (%)*                       1.53(5)         1.80          1.95             1.05              1.65

Portfolio turnover rate (%)                     80.42           73.96         67.50           111.13             63.33


Average commission rate ($)(6)                    n/a             n/a           n/a           0.0140            0.0512

*Reflects voluntary assumption of fees
 or expenses per share in each year ($)          0.00            0.07          0.05             0.03              0.02

(1) June 1, 1993 (commencement of share class designations) to June 30, 1993.

(2) Per-share figures have been calculated using the average shares method.

(3) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily assumed a portion of the fund's expenses.

(4) Not annualized.

(5) Annualized.

(6) Average commission rate per share paid for security trades beginning with the fiscal year ended June 30, 1996.

8                      Financial Highlighs continued
-------------------------------------------------------------------------------

                                                                          Years ended June 30
                                                   --------------------------------------------------------------------
Class C                                             1993(1)       1994           1995(2)        1996(2)         1997(2)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)*            10.81         10.79          10.86          11.67           13.82
                                                   -----         -----          -----          -----           -----
 Net investment income ($)*                         0.02          0.21           0.22           0.13            0.21

 Net realized and unrealized
 gain (loss) on investments, foreign
 currency and forward contracts ($)                (0.02)         0.21           1.36           2.37            2.90
                                                   -----         -----          -----          -----           -----
Total from investment operations                    0.00          0.42           1.58           2.50            3.11
                                                   -----         -----          -----          -----           -----
 Dividends from net investment income ($)          (0.02)        (0.20)         (0.23)         (0.19)          (0.20)

 Distributions from capital gains ($)                 --         (0.15)         (0.54)         (0.16)          (1.94)
                                                   -----         -----          -----          -----           -----
Total distributions ($)                            (0.02)        (0.35)         (0.77)         (0.35)          (2.14)
                                                   -----         -----          -----          -----           -----
Net asset value, end of year ($)                   10.79         10.86          11.67          13.82           14.79
                                                   =====         =====          =====          =====           =====

Total return(3) (%)                                 0.04(4)       3.78          15.33          21.68           26.42

Ratios/supplemental data:

Net assets at end of year ($ thousands)              628         1,280          1,366          1,386           9,592

Expense ratio (%)*                                  2.00(5)       2.00           2.00           2.00            2.00

Ratio of net investment income
to average net assets (%)*                          1.49(5)       1.88           1.96           1.03            1.59

Portfolio turnover rate (%)                        80.42         73.96          67.50         111.13           63.33

Average commission rate ($)(6)                       n/a           n/a            n/a         0.0140          0.0512

*Reflects voluntary assumption of fees
 or expenses per share in each year ($)             0.00          0.06           0.05           0.03            0.01

                                                                             Years ended June 30
                                                    ---------------------------------------------------------------------
Class S                                              1993(1)         1994         1995(2)         1996(2)         1997(2)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)              10.81           10.79        10.86           11.70           13.85
                                                    -----           -----        -----           -----           -----
 Net investment income ($)*                          0.03            0.33         0.32            0.26            0.36

 Net realized and unrealized
 gain (loss) on investments, foreign
 currency and forward contracts ($)                 (0.02)           0.21         1.39            2.36            2.90
                                                    -----           -----        -----           -----           -----
Total from investment operations                     0.01            0.54         1.71            2.62            3.26
                                                    -----           -----        -----           -----           -----
 Dividends from net investment income ($)           (0.03)          (0.32)       (0.33)          (0.31)          (0.31)

 Distributions from capital gains ($)                  --           (0.15)       (0.54)          (0.16)          (1.94)
                                                    -----           -----        -----           -----           -----
Total distributions ($)                             (0.03)          (0.47)       (0.87)          (0.47)          (2.25)
                                                    -----           -----        -----           -----           -----
Net asset value, end of year ($)                    10.79           10.86        11.70           13.85           14.86
                                                    =====           =====        =====           =====           =====

Total return(3) (%)                                  0.14(4)         4.84        16.64           22.82           27.75

Ratios/supplemental data:

Net assets at end of year ($ thousands)            15,988          20,266       34,827          39,298          59,453

Expense ratio (%)*                                   1.00(5)         1.00         1.00            1.00            1.00

Ratio of net investment income
to average net assets (%)*                           1.65(5)         2.92         2.93            2.03            2.68

Portfolio turnover rate (%)                         80.42           73.96        67.50          111.13           63.33

Average commission rate ($)(6)                        n/a             n/a          n/a          0.0140          0.0512

*Reflects voluntary assumption of fees
 or expenses per share in each year ($)              0.00            0.06         0.05            0.03            0.02

(1) June 1, 1993 (commencement of share class designations) to June 30, 1993.

(2) Per-share figures have been calculated using the average shares method.

(3) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily assumed a portion of the fund's expenses.

(4) Not annualized.

(5) Annualized.

(6) Average commission rate per share paid for security trades beginning with the fiscal year ended June 30, 1996.

10                           PERFORMANCE AND VOLATILITY

                                                                         As of June 30, 1997
                                                                         -------------------
AVERAGE ANNUAL TOTAL RETURN                                1 Year             5 Years             10 Years
-----------------------------------------------------------------------------------------------------------------------------------
               Class A (%)                                 21.72               17.06               11.52
               Class B (%)                                 21.45               17.30               11.87
               Class C (%)                                 25.42               17.50               11.86
               Class S (%)                                 27.75               18.49               12.33
               S&P 500 Index (%)                           34.68               19.76               14.63
               Lipper Equity Income Fund Index (%)         27.14               16.59               12.86


[bar chart graphic]
                                                                               Years ended June 30
                                           ----------------------------------------------------------------------------------------
CLASS A YEAR-BY-YEAR TOTAL RETURN      1988        1989       1990      1991       1992       1993      1994     1995   1996   1997
-----------------------------------------------------------------------------------------------------------------------------------
 30%
 25%
 20%
 15%
 10%
  5%
  0%                                  (2.35)     17.01     11.33      (6.51)      14.81      21.64     4.30     16.12   22.41  27.45
 (5%)
(10%)

                                                                           11
[sidebar text]
(magnifying glass graphic) UNDERSTANDING
                           PERFORMANCE
                           AND VOLATILITY

The information on the opposite page is designed to show two aspects of the fund's track record:

* Average annual total return is a measure of the fund's performance over time. It is determined by taking the fund's performance over a given period and expressing it as an average annual rate. Average annual total return includes the effects of fund expenses and maximum sales charges for each class, and assumes that you sold your shares at the end of the period.

* The graph of year-by-year returns shows how volatile the fund has been: how much the difference has been, historically, between its best years and worst years. In general, funds with higher average annual total returns will also have higher volatility. The graph includes the effects of fund expenses, but not sales charges.

Also included are two independent measures of performance. The S&P 500 (officially, the "Standard & Poor's 500 Stock Price Index") is an unmanaged index of 500 domestic stocks. The Lipper Equity Income Fund Index shows the performance of a category of mutual funds with similar goals. The Lipper index shows you how well the fund has done compared to competing funds.

While the fund does not seek to match the returns or the volatility of the S&P 500 index, this index is a good indicator of general stock market performance and can be used as a rough guide when gauging the return of this and other investments. When making comparisons, keep in mind that neither the S&P 500 nor the Lipper index includes the effects of sales charges. Also, even if your stock portfolio were identical to the S&P 500, your returns would always be lower, because the S&P 500 doesn't include the cost of brokerage and administrative expenses.

12                                YOUR ACCOUNT
-------------------------------------------------------------------------------
[Key Graphic]

OPENING AN ACCOUNT

If you are opening an account through a financial professional, he or she can assist you with all phases of your investment.

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

To open an account without the help of a financial professional, please use the instructions on these pages.

[Checklist Graphic]

CHOOSING A SHARE CLASS

The fund offers four share classes, each with its own sales charge and expense structure.

If you are investing a substantial amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you


[sidebar text, bottom of page]


CLASS A -- FRONT LOAD

* Initial sales charge of 4.5% or less; schedule on page 14

* Lower sales charges for larger investments; see sidebar on facing page and sales charge schedule

* Lower annual expenses than Class B or C shares due to lower marketing (12b-1) fee of 0.25%


CLASS B -- BACK LOAD

* No initial sales charge

* Deferred sales charge of 5% or less on shares you sell within five years; schedule on page 14

* Annual marketing (12b-1) fee

* Automatic conversion to Class A shares after eight years, reducing future annual expenses

CLASS C(1) -- LEVEL LOAD

* No initial sales charge

* Deferred sales charge of 1%, paid if you sell shares within one year of purchase

* Lower deferred sales charge than Class B shares

* Annual marketing (12b-1) fee

* No conversion to Class A shares after eight years, so annual expenses do not decrease

(1) Before November 1, 1997, these were designated Class D may want to consider Class B shares (if investing for at least five years) or Class C shares (if investing for less than five years). If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, you may be eligible to purchase Class S shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your financial professional can help you choose the share class that makes the most sense for you.

[sidebar text, bottom of page]


CLASS S(2) -- NO LOAD

* No sales charges of any kind

* No marketing (12b-1) fees; annual expenses are lower than other share classes

* Available through certain retirement accounts, advisory accounts of the investment manager and special programs, including broker programs with recordkeeping and other services; these programs usually involve special conditions and separate fees (contact your financial professional for information)

(2) Before November 1, 1997, these were designated Class C

[sidebar text]


[Magnifying Glass Graphic] CLASS A SALES
                           CHARGE REDUCTIONS
                           AND WAIVERS

* Substantial investments receive lower sales charge rates; see information on the following page.

* The "right of accumulation" allows you to include your existing State Street Research investments (except Money Market Fund Class E shares) as part of your current investment for sales charge purposes.

* A "letter of intent" allows you to count all investments in this or other State Street Research funds over the next 13 months as if you were making them all at once, for purposes of calculating sales charges.

To take advantage of right of accumulation or letter of intent waivers, consult your financial professional or State Street Research.

14                           Your Account continued
-------------------------------------------------------------------------------

SALES CHARGES

Class A -- Front Load

when you invest              this % is          which equals
this amount                  deducted           this % of
                             for sales          your net
                             charges            investment
------------------------------------------------------------
Up to $99,999                 4.50                4.71
$100,000 - $249,999           3.50                3.63
$250,000 - $499,999           2.50                2.56
$500,000 - $999,999           2.00                2.04
$1 million or more                 see next column

With Class A shares, you pay a sales charge only when you buy shares.

If you are investing $1 million or more (either as a lump sum or through any of the methods described on page 13), you can purchase Class A shares without any sales charge. However, you may be charged a "contingent deferred sales charge"
(CDSC) if you sell any shares you have held for less than one year. Policies regarding the calculation of the CDSC are the same as for Class B.

Class A shares are also offered with low or no sales charges through various wrap-fee programs and other sponsored arrangements (contact your financial professional for information).


CLASS B -- BACK LOAD

                                this % of net asset value
when you sell shares            at the time of purchase (or
in this year after you          of sale, if lower) is deduct-
bought them                     ed from your proceeds
-------------------------------------------------------------
First year                              5.00

Second year                             4.00

Third year                              3.00

Fourth year                             3.00

Fifth year                              2.00

Sixth year or later                      None

With Class B shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for five years or less, as described in the table above. Any shares acquired through reinvestment are not subject to the CDSC. There is no CDSC on exchanges into other State Street Research funds, and the date of your initial investment will continue to be used as the basis for CDSC calculations when you exchange. To ensure that you pay the lowest CDSC possible, the fund will always use the shares with the lowest CDSC to fill your sell requests.

The CDSC is waived on shares sold for mandatory retirement distributions or because of disability or death. Consult your financial professional or the State Street Research Service Center.

Class B shares automatically convert to Class A shares after eight years, lowering your annual expenses from that time on.

CLASS C (FORMERLY CLASS D) -- LEVEL LOAD

                                this % of net asset value
when you sell shares            at the time of purchase (or
in this year after you          of sale, if lower) is deduct-
bought them                     ed from your proceeds
---------------------------------------------------------------
First year                              1.00

Second year or later                    None

With Class C shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for one year or less, as described in the table above. Policies regarding the calculation of the CDSC are the same as for Class B.

Class C shares currently have the same annual expenses as Class B shares, but never convert to Class A shares (with their lower annual expenses).

CLASS S (FORMERLY CLASS C) -- NO LOAD

Class S shares have no sales charges or CDSC.

16                           Your Account continued
-------------------------------------------------------------------------------

[Cash Register Graphic]

POLICIES FOR
BUYING SHARES

Once you have chosen a share class, the next step is to determine the amount you want to invest.

MINIMUM INITIAL INVESTMENTS:

* $1,000 for accounts that use the Investamatic program

* $2,000 for Individual Retirement Accounts

* $2,500 for all other accounts

MINIMUM ADDITIONAL INVESTMENTS:

* $50 for any account

Complete the enclosed application. You can avoid future inconvenience by signing up now for any services you might later use.

TIMING OF REQUESTS All requests received by State Street Research before 4:00 p.m. eastern time will be executed the same day, at that day's closing share price. Orders received after 4:00 p.m. will be executed the following day, at that day's closing share price.

WIRE TRANSACTIONS Funds may be wired between 8:00 a.m. and 4:00 p.m. eastern time. To make a same-day wire investment, please notify State Street Research by 12:00 noon of your intention to wire funds, and make sure your wire arrives by 4:00 p.m. Your bank may charge a fee for wiring money.

                                  BUYING SHARES                              17
-------------------------------------------------------------------------------

                                    To Open an Account                          To Add to an Account

[Graphic of briefcase] Through a    Contact your financial professional.        Contact your financial professional.
                       Financial
                       Professional

By Mail                [Graphic     Make your check payable to "State Street    Fill out the investment stub from an
                       of Mailbox]  Research Funds." Forward the check and      account statement, or indicate the fund
                                    your application to State Street Research.  name and account number on your check.
                                                                                Make your check payable to "State Street
                                                                                Research Funds." Forward the check and
                                                                                stub to State Street Research.

[Graphic of            By Federal   Forward your application to State Street    Call State Street Research to obtain a
Federal Building]      Funds Wire   Research, then call to obtain an            control number. Instruct your bank to
                                    account number. Wire funds using the        wire funds to:
                                    instructions at right.                      * State Street Bank & Trust Company, Boston, MA
                                                                                * ABA: 011000028
                                                                                * BNF: fund name and share class you want to buy
                                                                                * AC: 99029761
                                                                                * OBI: your name and your account number
                                                                                * Control: the number given you by State Street
                                                                                  Research

By Electronic    [Graphic           Verify that your bank is a member of the    Call State Street Research to verify that
Funds Transfer   of Plug]           ACH (Automated Clearing House) system.      the necessary bank information is on
(ACH)                               Forward your application to State Street    file for your account. If it is, you may
                                    Research. Please be sure to include the     request a transfer with the same phone
                                    appropriate bank information. Call State    call. If not, please ask State Street Research
                                    Street Research to request a purchase.      to provide you with an EZ Trader
                                                                                application.

[Graphic of
Calendar]      By Investamatic      Forward your application, with all          Call State Street Research to verify that
                                    appropriate sections completed, to State    Investamatic is in place on your
                                    Street Research, along with a check for     account, or to request a form to add it.
                                    your initial investment payable to          Investments are automatic once
                                    "State Street Research Funds."              Investamatic is in place.

By Exchange   [Graphic of           Call State Street Research to request       Call State Street Research to request
              Exchange]             an exchange.                                an exchange.


State Street Research Service Center  PO Box 8408, Boston, MA 02266-8408  Internet www.ssrfunds.com
Call toll-free: 1-800-562-0032  (business days 8:00 a.m. - 6:00 p.m., eastern time)

18                             Your Account continued
-------------------------------------------------------------------------------

[Graphic of Receipt]       POLICIES FOR
                          SELLING SHARES

CIRCUMSTANCES THAT REQUIRE WRITTEN REQUESTS Please submit instructions in writing when any of the following apply:

* you are selling more than $50,000 worth of shares

* the name or address on the account has changed within the last 30 days

* you want the proceeds to go to a name or address not on the account registration

* you are transferring shares to an account with a different registration or share class

* you are selling shares held in a corporate or fiduciary account; for these accounts, additional documents are required:

  corporate accounts: certified copy of a corporate resolution fiduciary accounts: copy of power of attorney or other governing document


To protect your account against fraud, all signatures on these documents must be guaranteed. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

INCOMPLETE SELL REQUESTS State Street Research will attempt to notify you promptly if any information necessary to process your request is missing.

TIMING OF REQUESTS All requests received in good order by State Street Research before 4:00 p.m. eastern time will be executed the same day, at that day's closing share price. Requests received after 4:00 p.m. will be executed the following day, at that day's closing share price.


WIRE TRANSACTIONS Proceeds sent by federal funds wire must total at least $5,000. A fee of $7.50 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

SELLING RECENTLY PURCHASED SHARES If you sell shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot sell those shares until your application has been processed.

                                SELLING SHARES                               19
--------------------------------------------------------------------------------

                                             To Sell Some or All of Your Shares

[Graphic of briefcase]   Through a           Contact your financial professional.
                         Financial
                         Professional

By Mail     [Graphic of Mailbox]             Send a letter of instruction, an endorsed stock power or share certificates (if you hold certificate shares) to State Street Research. Specify the fund, the account number and the dollar value or number of shares. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required (see facing page).

[Graphic of Federal Building]  By Federal    Check with State Street Research to make sure that wire redemption privileges
                               Funds Wire    are in place on your account. Once these privileges are established, you may place your request to sell shares with State Street Research. Proceeds will be wired to your pre-designated bank account. (See "Wire Transactions" on facing page.)

By Electronic    [Graphic of Plug]           Check with State Street Research to make sure that the EZ Trader feature and a
Funds Transfer                               bank designation is in place on your account. Once one of these is established,
(ACH)                                        you may place your request to sell shares with State Street Research. Proceeds will be wired to your pre-designated bank account.

[Graphic of Telephone]   By Telephone        As long as your request does not require a written request (see facing page), you can sell shares by calling State Street Research. A check will be mailed to you on the following business day.

By Exchange   [Graphic of Exchange]          Read the prospectus for the fund into which you are exchanging. Call State
                                             Street Research to request an exchange.



[Graphic of Calendar]   By Systematic        See plan information on page 23.
                        Withdrawal Plan

State Street Research Service Center PO Box 8408, Boston, MA 02266-8408 Internet www.ssrfunds.com
Call toll-free: 1-800-562-0032 (business days 8:00 a.m. - 6:00 p.m., eastern time)

20                             Your Account continued
-------------------------------------------------------------------------------

[Graphic of Pages]  ACCOUNT POLICIES

THE FUND'S BUSINESS HOURS The fund is open the same days as the New York Stock Exchange (generally Monday through Friday). Fund representatives are available from 8:00 a.m. to 6:00 p.m. eastern time on these days.

CALCULATING SHARE PRICE The fund calculates its net asset value per share (NAV) every business day at the regular close of the New York Stock Exchange (usually at 4:00 p.m. eastern time). Each class's share price is calculated by dividing its net assets by the number of its shares outstanding.


TELEPHONE REQUESTS When you open an account you automatically receive telephone privileges, allowing you to place requests on your account by telephone. Your broker can also use these privileges to request exchanges on your account. For your protection, all telephone calls are recorded.


As long as State Street Research takes certain measures to authenticate telephone requests on your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. The fund may suspend or eliminate the telephone privilege at any time.


EXCHANGE PRIVILEGES There is no fee to exchange shares among State Street Research funds. Your new fund shares will be the equivalent class as your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment.


Frequent exchanges can interfere with fund management and drive up costs for all shareholders. Because of this, the fund currently limits each account, or group of accounts under common ownership or control, to six exchanges per calendar year. The fund may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange request, particularly those associated with "market timing" strategies.

For Merrill Lynch customers, exchange privileges extend to Summit Cash Reserves Fund, which is related to the fund for purposes of investment and investor services.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $1,500, State Street Research may mail you a notice asking you to bring the account back up to $1,500 or close it out. If you do not take action within 60 days, State Street Research may either sell your shares and mail the proceeds to you at the address of record or may deduct an annual maintenance fee (currently $18).



REINSTATING RECENTLY SOLD SHARES For 120 days after you sell shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into any currently available State Street Research fund at net asset value. Any CDSC you paid on the amount you are reinstating will be credited to your account. You may only use this privilege once in any twelve-month period with respect to your shares of a given fund.



[Graphic of Uncle Sam]  DISTRIBUTIONS AND TAXES

Income and Capital Gains Distributions The fund typically distributes its net income to shareholders four times a year. Net capital gains, if any, are typically distributed around the end of the fund's fiscal year, which is June
30. To comply with tax regulations, the fund may also pay an additional capital gains distribution in December.

You may have your distributions reinvested in the fund, invested in a different State Street Research fund, deposited in a bank account, or mailed out by check. If you do not give State Street Research other instructions, your distributions will automatically be reinvested in the fund.

22                           Your Account continued
-------------------------------------------------------------------------------

[sidebar text]
[Magnifying Glass Graphic]  TAX CONSIDERATIONS

Unless your investment is in a tax-deferred account, you may want to avoid:

* investing a large amount in the fund close to the end of its fiscal year (if the fund makes a capital gains distribution, you will receive some of your investment back as a taxable distribution)

* selling shares at a loss for tax purposes and investing in a substantially identical investment within 30 days before or after that sale (such a transaction is usually considered a "wash sale," and you will not be allowed to claim a tax loss)




TAX EFFECTS OF DISTRIBUTIONS AND TRANSACTIONS In general, any dividends and short-term capital gain distributions you receive from the fund are taxable as ordinary income. Distributions of other net capital gains are generally taxable as capital gains. This is true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash.

Every year, the fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Your investment in the fund could have additional tax consequences. Please consult your tax professional for assistance.

BACKUP WITHHOLDING By law, the fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

INVESTOR SERVICES      [Interlocked Hands Graphic]

INVESTAMATIC PROGRAM Use Investamatic to set up regular automatic investments in the fund from your bank account. You determine the frequency and amount of your investments, and you can skip an investment with three days notice. Not available with Class S shares.

SYSTEMATIC WITHDRAWAL PROGRAM This plan is designed for retirees and other investors who want regular withdrawals from a fund account. The plan is free and allows you to withdraw up to 8% of your fund assets a year without incurring any contingent deferred sales charges. Certain terms and minimums apply.

DIVIDEND ALLOCATION PLAN This plan automatically invests your distributions from the fund into another fund of your choice, without any fees or sales charges.

AUTOMATIC BANK CONNECTION This plan lets you route any distributions or Systematic Withdrawal Program payments directly to your bank account.

State Street Research also offers a full range of prototype retirement plans for individuals, sole proprietors, partnerships, corporations and employees. Call 1-800-562-0032 for information on retirement plans or any of the services described above.

24                                FUND DETAILS
-------------------------------------------------------------------------------


[Graphic of Column]  BUSINESS STRUCTURE

Formed in 1986, the fund is a diversified series of State Street Research Equity Trust, an open-end management investment company that is organized as a Massachusetts business trust. The fund was originally called State Street Research Equity Income Fund and changed its name to State Street Research Alpha Fund in 1998. A board of trustees representing shareholder interests oversees the fund's operations, including the hiring of the investment manager and other service providers. The fund does not hold regular shareholder meetings, but may call meetings when matters arise that require shareholder approval. These may include amendments to the investment management agreement, the election of trustees or proposed changes in the fund's fundamental goal, which cannot be changed without shareholder approval.

The investment manager is responsible for the fund's investment and business activities, and receives the management fee (0.65% of fund assets, annually) as compensation. The investment manager and the distributor are subsidiaries of Metropolitan Life Insurance Company.

BROKERS FOR PORTFOLIO TRADES When placing trades for the fund's portfolio, State Street Research chooses brokers that provide the best execution (a term defined by service as well as price), but may also consider a broker's sales of fund shares.


INVESTMENT MANAGER
State Street Research & Management Company
One Financial Center, Boston, MA 02111

DISTRIBUTOR
State Street Research Investment Services, Inc.
One Financial Center, Boston, MA 02111

SHAREHOLDER SERVICES
State Street Research Service Center
P.O. Box 8408, Boston, MA 02266

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

[Graphic of a Check]   DEALER COMPENSATION

Dealers who sell shares of the fund and perform services for fund investors receive sales commissions and annual fees. These are paid by the fund's distributor, using money from sales charges, marketing (12b-1) fees and its other resources.

Maximum Dealer Compensation        Class A    Class B     Class C    Class S
------------------------------------------------------------------------------
Initial commission (%)                --         4.00        1.00      0.00
Investments up to $100,000 (%)      4.00           --         --        --
$100,000 - $249,999 (%)             3.00           --         --        --
$250,000 - $499,999 (%)             2.00           --         --        --
$500,000 - $999,999 (%)             1.75           --         --        --
First $1-3 million (%)              1.00(1)        --         --        --
Next $2 million (%)                 0.50(1)        --         --        --
Next $1 and above (%)               0.25(1)        --         --        --
Annual fee (%)                      0.25         0.25        0.90      0.00

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

* The fund may vary its initial or additional investments in the case of exchanges, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs.

* All orders to purchase shares are subject to acceptance by the fund.

* At any time, the fund may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares.

* To permit investors to obtain the current price, dealers are responsible for transmitting all orders to shareholder services promptly.

* Dealers may impose a transaction fee on the purchase or sale of shares by shareholders.

* The distributor may pay its affiliate, MetLife Securities, Inc., additional compensation of up to 0.25% of certain sales.

[footnote text]
(1) If your broker declines this commission, the one-year CDSC on your investment is waived

26                         OTHER SECURITIES AND RISKS
-------------------------------------------------------------------------------

[Graphic of Securities Certificates]  OTHER SECURITIES
                                      AND RISKS


Each of the fund's portfolio securities and investment practices offers certain opportunities and carries various risks. Major investments and risk factors are outlined in the fund description starting on page 2. Below are brief descriptions of other securities and practices, along with their associated risks.

RESTRICTED AND ILLIQUID SECURITIES Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted and illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element.

DERIVATIVES Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security or an index. The fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). The fund may also use derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With all derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the fund.

FOREIGN INVESTMENTS Foreign securities are more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, and fluctuations in currency exchange rates. These risks are usually higher in less developed countries. The fund may use foreign currencies and related instruments to hedge its foreign investments.

SECURITIES LENDING The fund may seek additional income by lending portfolio securities to qualified institutions. By reinvesting the collateral it receives in these transactions, the fund could magnify any gain or loss it realizes on the underlying investment. If the borrower fails to return the securities and the collateral is insufficient to cover the loss, the fund could lose money.


WHEN-ISSUED SECURITIES The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be anytime from a few days to over a year.

SHORT-TERM TRADING While the fund ordinarily does not trade securities for short-term profits, it will sell any security at the time it believes best, which may result in some short-term trading. Short-term trading can increase the fund's brokerage costs and its shareholders' tax liabilities.

REPURCHASE AGREEMENTS The fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the fund could lose money.


INVESTMENT LIMITATIONS

                                                  Limitation
Practice                                       (% of total assets)
------------------------------------------------------------------
Investing in securities of any given
issuer (other than the U.S.
government and its agencies)(1)                       5(2)

Investing in any given industry(1)                   25

Lending securities                                   33

Lending money(1)                                 Prohibited

Repurchase agreements                                30


                                                Limitation
Security                                    (% of net assets)
----------------------------------------------------------------
Commodity futures contracts
(for non-hedging purposes only)                     5(3)

Options contracts (for non-hedging
purposes only)                                      5

Swap arrangements                                   5

Illiquid securities                                15

Foreign securities                                 35(4)


[footnote text]
(1) Fundamental policy; may not be changed without shareholder approval.

(2) The fund is also prohibited from investing in more than 10% of an issuer's voting securities.

(3) Initial margin deposits plus premiums may not exceed 5% of the value of the fund's net assets.

(4) Applies to all direct and indirect interests in securities of non-U.S. issuers; includes a 5% net asset limitation on investments in developing countries.

                           FOR ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

You can obtain a free copy of the current annual/semiannual report or SAI by contacting:

[State Street Research Logo]
Service Center
P.O. Box 8408, Boston, MA 02266
Telephone: 1-800-562-0032
Internet: www.ssrfunds.com

Or you can visit the SEC website at:
www.sec.gov


You can find additional information on the fund's structure and its performance in the following documents:

ANNUAL/SEMIANNUAL REPORTS While the prospectus describes the fund's potential investments, these reports detail the fund's actual investments as of the report date. Reports include a discussion by fund management of recent economic and market trends and fund performance. The annual report also includes the report of the fund's independent accountants.

STATEMENT OF ADDITIONAL INFORMATION (SAI) A supplement to the prospectus, the SAI contains further information about the fund and its investment limitations and policies. It also includes the most recent annual report and the independent accountants' report. A current SAI for this fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).